Exhibit 10.2

SPLUNK, INC.

2003 EQUITY INCENTIVE PLAN

As Adopted on November 28, 2003

(and as amended on April 10, 2008, September 17, 2008, July 22, 2010, June 14, 2011, September 15, 2011, October 18, 2011 and December 15, 2011)

1.                                      PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock.  Capitalized terms not defined in the text are defined in Section 22 hereof.  Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code.  Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2.                                      SHARES SUBJECT TO THE PLAN.

2.1                               Number of Shares Available.  Subject to Sections 2.2 and 17 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 36,313,686 Shares(1) or such lesser number of Shares as permitted by applicable law.  Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares:  (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2                               Adjustment of Shares.  In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the

(1)  Initial adoption of the Plan and authorization of 2,500,000 shares was approved by the board on November 28, 2003 and the shareholders on November 28, 2003.  On August 16, 2004, the Company’s common stock was reverse split 2.5-for-1, resulting in an authorized number of shares of 1,000,000.  An amendment to the Plan increasing the authorized number of shares to 2,000,000 shares was approved by the board and shareholders on August 16, 2004.  On October 20, 2004, the Company’s common stock was forward split 1-for-2, resulting in an authorized number of shares of 4,000,000. On February 12, 2008, the Company’s common stock was forward split 1-for-2, resulting in an authorized number of shares of 8,000,000.  An amendment to the Plan increasing the authorized number of shares to 12,000,000 shares (post-split) was approved by the board on April 10, 2008.  An amendment to the Plan increasing the authorized number of shares to 23,858,078 was approved by the board effective as of September 17, 2008. An amendment to the Plan increasing the authorized number of shares to 27,813,686 was approved by the board effective as of July 22, 2010. An amendment to the Plan increasing the authorized number of shares to 29,813,686 was approved by the board effective as of June 14, 2011.  An amendment to the Plan increasing the authorized number of shares to 30,801,726 was approved by the board effective as of September 15, 2011.  An amendment to the Plan increasing the authorized number of shares to 32,313,686 was approved by the board on October 11, 2011, effective as of October 18, 2011.  An amendment to the Plan increasing the authorized number of shares to 36,313,686 was approved by the board on December 15, 2011, effective as of December 15, 2011.

capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

3.                                      ELIGIBILITY.  ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants are not entities or non-natural persons and/or render bona fide services that are not in connection with the offer and sale of securities in a capital-raising transaction.  A person may be granted more than one Award under this Plan.

4.                                      ADMINISTRATION.

4.1                               Committee Authority.  This Plan will be administered by the Committee or the Board if no Committee is created by the Board.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Without limitation, the Committee will have the authority to:

(a)                                  construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)                                 prescribe, amend and rescind rules and regulations relating to this Plan;

(c)                                  approve persons to receive Awards;

(d)                                 determine the form and terms of Awards;

(e)                                  determine the number of Shares or other consideration subject to Awards;

(f)                                    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)                                 grant waivers of any conditions of this Plan or any Award;

(h)                                 determine the terms of vesting, exercisability and payment of Awards;

(i)                                     correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j)                                     determine whether an Award has been earned;

(k)                                  make all other determinations necessary or advisable for the administration of this Plan; and

(l)                                     extend the vesting period beyond a Participant’s Termination Date.

4.2                               Committee Discretion.  Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time.  Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5.                                      OPTIONS.  The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1                               Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2                               Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3                               Exercise Period.  Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.  Subject to earlier termination of the Option as provided herein, to the extent section 25102(o) of the California Corporations Code is intended to apply, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

5.4                               Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5                               Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant).  The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.  Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6                               Termination.  Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)                                  If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee.  Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

(b)                                 If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee.  Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the

Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c)                                  If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7                               Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8                               Limitations on ISOs.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000).  If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9                               Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

5.10                        No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.  In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 25,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6.                                      RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1                               Form of Restricted Stock Award.  All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person.  If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2                               Purchase Price.  The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated.  Payment of the Purchase Price must be made in accordance with Section 7 hereof.

6.3                               Restrictions.  Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

7.                                      PAYMENT FOR SHARE PURCHASES.

7.1                               Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)                                  by cancellation of indebtedness of the Company owed to the Participant;

(b)                                 by surrender of shares that:  (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)                                  by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d)                                 by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e)                                  with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(i)                                     through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(ii)                                  through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(f)                                    by any combination of the foregoing.

7.2                               Loan Guarantees.  The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.                                      WITHHOLDING TAXES.

8.1                               Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2                               Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9.                                      PRIVILEGES OF STOCK OWNERSHIP.

9.1                               Voting and Dividends.  No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.  The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof.  To the extent required, the Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2                               Financial Statements.  The Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations.  Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance of Awards is limited to key employees whose services in connection with the Company assure them access to equivalent information.

10.                               TRANSFERABILITY.

10.1                        Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may not be made subject to execution, attachment or similar process.  During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

10.2                        Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Committee determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the

Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant.  Notwithstanding the foregoing sentence, the Committee, in its sole discretion, may determine to permit transfers to the Company or in connection with a combination transaction (as defined in Section 17 below) or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

11.                               RESTRICTIONS ON SHARES.

11.1                        Right of First Refusal.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2                        Right of Repurchase.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time within the later of ninety (90) days after the Participant’s Termination Date and the date the Participant purchases Shares under the Plan at the Participant’s Exercise Price or Purchase Price, as the case may be, provided that to the extent Section 25102(o) of the California Corporations Code is intended to apply, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from:  (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

12.                               CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.                               ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated.  The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14.                               EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15.                               SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code.  Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.                               NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

17.                               CORPORATE TRANSACTIONS.

17.1                        Assumption or Replacement of Awards by Successor or Acquiring Company.  In the event of (i) a dissolution or liquidation of the Company, (ii) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”)) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Shareholder”, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least fifty percent (50%) of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Shareholder; or (b) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s shareholders, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants.  In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders of the Company (after taking into account the existing provisions of the Awards).  The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1.  For purposes of this Section 17.1, an “Acquiring Shareholder” means a shareholder or shareholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Corporation in such combination transaction.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 17.1, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

17.2                        Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

17.3                        Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.                               ADOPTION AND SHAREHOLDER APPROVAL.  This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).  This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date.  Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that:  (i) no Option may be exercised prior to initial shareholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; (iii) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by shareholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19.                               TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.  This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20.                               AMENDMENT OR TERMINATION OF PLAN.  Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21.                               NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.                               DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

 “Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (ii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Splunk, Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)                                  if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)                                 if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

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(c)                                  if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

(d)                                 if none of the foregoing is applicable, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Splunk, Inc. 2003 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company.  A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from

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time to time by the Company’s Board and issued and promulgated in writing.  In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

23.                               INFORMATION TO PARTICIPANTS.  Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.  The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential.  If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

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EMPLOYEE

OPTION GRANT NO.

SPLUNK INC.

NOTICE OF GLOBAL STOCK OPTION GRANT

You (the “Participant”) are hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Splunk Inc. (the “Company”) pursuant to the Company’s 2003 Equity Incentive Plan, at the Exercise Price Per Share (defined below) that is no less than 100% of the fair market value of the Company’s shares on the Date of Grant (defined below), as may be amended from time to time (the “Plan”), as described below.

Participant’s Name:

Number of Shares Subject to Option:

Exercise Price Per Share:                                                                                               US$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:  Provided you continue to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested as to portions of the total “Number of Shares Subject to Option” set forth above as follows:

[INSERT VESTING SCHEDULE]

Exercise Schedule:             ☐  Same as Vesting Schedule           ☐  Early Exercise Permitted

Option Expiration Date:	The date ten (10) years after the Date of Grant, with earlier expiration in the event of Termination of service as provided in Section 3 of the Global Stock Option Agreement.

U.S. Tax Status of Option:	☐ Incentive Stock Option (ISO) (To extent permitted by law)
☐ Nonqualified Stock Option (NQSO)
(Check one).
(The Option is a NQSO if neither box is checked).

Additional Terms:             If this box is checked, the additional terms and conditions set forth on Attachment 1 hereto (which must be executed by the Company and the Participant) are applicable and are incorporated herein by reference.  (No document need be attached as Attachment 1 if the box is not checked.)

By their signatures below, the Company and the Participant agree that the Option is granted under and governed by this Notice and by the provisions of the Plan and the Global Stock Option Agreement, including any applicable country-specific terms in the Addendum thereto (together, the “Agreement”), attached hereto as Exhibit A.  The Plan and the Agreement are incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Agreement, as applicable.  The Participant acknowledges receipt of a copy of the Plan and the Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of its terms and conditions.  The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that the Participant should consult a tax adviser prior to such exercise or disposition.

SPLUNK INC.	PARTICIPANT

By:
Signature

Its:

2

EMPLOYEE

Attachment 2 to Notice of Global Stock Option Grant

SPLUNK INC.

2003 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

1.             GRANT OF OPTION.  Splunk Inc. (the “Company”) hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Global Stock Option Grant (the “Grant Notice”) (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Global Stock Option Agreement, including any applicable country-specific terms in the Addendum hereto (together, the “Agreement”), and the Company’s 2003 Equity Incentive Plan, as may be amended from time to time (the “Plan”).  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan, or in the Grant Notice, as applicable.  If the Participant is a U.S. taxpayer and the Option is designated as an Incentive Stock Option in the Grant Notice, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

2.             VESTING AND EXERCISE.

2.1          Vesting Period of Option.  This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice.  If application of the applicable vesting fraction causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares.   Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.”  Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.2          Exercise Period of Option.  This Option will become exercisable during its term as to all Shares that are or become Vested Shares.  In addition, if the Exercise Schedule contained in the Grant Notice indicates that “Early Exercise” of this Option is permitted, this Option may be exercised as to all or a portion of the Shares, including Unvested Shares, at any time prior to the Participant’s Termination Date (any such exercise that includes Unvested Shares, an “Early Exercise”).  If the Participant elects to make an Early Exercise of this Option, the Company, or its assignee, shall have the option to repurchase the Participant’s Unvested Shares on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if the Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation the Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company or its Parent or Subsidiary with or without Cause (as defined in the Plan).  A partial Early Exercise of this Option shall be deemed to cover first all Vested Shares and then the earliest vesting installment of Unvested Shares.

2.3          Expiration.  The Option shall expire on the Option Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3.             TERMINATION.

3.1          Termination for Any Reason Except Death, Disability or Cause.  If the Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it is vested and would have been exercisable by the Participant on the

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Termination Date, may be exercised by the Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2          Termination Because of Death or Disability.  If the Participant is Terminated because of death or Disability of the Participant (or the Participant dies within three (3) months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is vested and exercisable by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.  Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for the Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3          Termination for Cause.  If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date and the Participant must exercise such Participant’s Options, if at all, by no later than such Termination Date, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date; provided, however, that the Committee may elect waive or modify such conditions.

4.             NATURE OF GRANT.  In accepting the Option, the Participant acknowledges, understands and agrees that:

(a)           the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b)           the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c)           all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(d)           the Option grant and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary or Parent;

(e)           nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary, or limit in any way the right of the Company or any Parent or Subsidiary to terminate the Participant’s employment or other relationship at any time, with or without Cause.

(f)            the Participant is voluntarily participating in the Plan;

(g)           the future value of the Shares underlying the Option is unknown, indeterminable and cannot be predicted with certainty;

(h)           if the underlying Shares do not increase in value, the Option will have no value;

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(i)            if the Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and

(j)            the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation; and

(k)           the Option and any Shares acquired under the Plan are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Participant’s employer, whether the Company or any Subsidiary or Parent (the “Employer”);

(l)            if the Participant resides outside the U.S., the following additional provisions shall apply:

(i)            the Option and any Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of the Participant’s employment or service contract, if any;

(ii)           in the event of the Participant’s Termination of services as described in Section 3 of the Agreement (for any reason whatsoever and whether or not in breach of employment laws in the country where the Participant resides), any right to vest in the Option will terminate and any post-Termination exercise period as described in Section 3 of the Agreement will be measured as of the date the Participant ceases to actively provide services and will not be extended by any notice period mandated under any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from his or her Employer (e.g., active employment would not include a period of “garden leave” or similar period); the Committee shall have the exclusive discretion to determine when the Participant is no longer providing active services for purposes of this Option grant; and

(iii)          no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Participant’s Termination of services as described in Section 3 of the Agreement (for any reason whatsoever and whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer; and whether or not later found to be invalid) and in consideration of the grant of the Option to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims.

5.             MANNER OF EXERCISE.

5.1          Stock Option Exercise Agreement.  To exercise this Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise

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agreement (with Notice of Exercise of Stock Option) in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) the Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

5.2          Limitations on Exercise.  The Option may not be exercised unless such exercise is in compliance with all applicable federal, state, local and foreign securities laws, as they are in effect on the date of exercise.  The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

5.3          Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased and any Tax-Related Items (as defined in Section 5.4 of the Agreement) in cash (by check), or where permitted by law:

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by waiver of cash compensation due or accrued to the Participant from the Employer on an after-tax basis for services rendered;

(c)           any other form of consideration approved by the Committee; or

(d)           by any combination of the foregoing.

5.4          Tax Obligations.  Regardless of any action the Company or the Participant’s Employer (if different) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s cash compensation paid to the Participant by the Employer; or (ii) withholding from proceeds of the sale of Shares acquired at exercise

6

of the Option either through a voluntary sale or, provided a public market for the Company’s Shares exists, through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization).

Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

5.5          Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company and the Company is not otherwise prohibited by applicable securities or exchange control laws from issuing Shares, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

6.             NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES.  If the Option is an ISO, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to the Participant upon exercise of the Option, the Participant shall immediately notify the Company in writing of such disposition.

7.             COMPLIANCE WITH LAWS AND REGULATIONS.  The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto.  Any provision of this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto.  The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.  The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

8.             DATA PRIVACY.  For the Participants outside the U.S., the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Participant understands that Data may be transferred to stock plan service provider selected by the Company to assist with the implementation, administration and management of the

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Plan.  The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative.  The Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

9.             NONTRANSFERABILITY OF OPTION.  The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative.  The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.  With respect to NQSOs granted to the Participants who reside in the U.S., the Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).

10.          COMPANY’S RIGHT OF FIRST REFUSAL.  Before any Vested Shares held by the Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”).  The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

11.          U.S. TAX CONSEQUENCES.  Set forth below for U.S. taxpayers is a brief summary as of the Effective Date of the Plan of some of the U.S. federal and California state tax consequences of exercise of the Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11.1        Exercise of Incentive Stock Option.  If the Option qualifies as an ISO, there will be no regular U.S. federal or California state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

11.2        Exercise of Nonqualified Stock Option.  If the Option is a NQSO, there may be a regular U.S. federal and California state income tax liability upon the exercise of the Option.  The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the

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Exercise Price.  If the Participant is a current or former employee of the Company, the Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

11.3        Disposition of Shares.  The following tax consequences may apply upon disposition of the Shares.

(a)           Incentive Stock Options.  If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes.  If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

(b)           Nonqualified Stock Options.  If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

11.4        Section 83(b) Election for Unvested Shares Purchased by Early Exercise.  For U.S. taxpayers, with respect to Unvested Shares which are subject to the Repurchase Option, unless an election is filed by the Participant with the U.S. Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

12.          PRIVILEGES OF STOCK OWNERSHIP.  The Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant.

13.          INTERPRETATION.  Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

14.          ENTIRE AGREEMENT.  The Plan is incorporated herein by reference. This Agreement, including any applicable country-specific addendum hereto, the corresponding Notice of Global Stock Option Grant and the Plan and the exhibits thereto constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

15.          NOTICES.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated above or to such other address as such

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party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  (i) at the time of personal delivery, if delivery is in person; (ii) one (1) U.S. business day after deposit with an express overnight courier for United States deliveries, or two (2) U.S. business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) U.S. business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

16.          SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

17.          GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

18.          ACCEPTANCE.  The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement.  The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon vesting and exercise of the Option or disposition of the Shares and that the Participant should consult a tax adviser prior to such vesting, exercise or disposition.

19.          ELECTRONIC DELIVERY.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20.          LANGUAGE.  If the Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

21.          ADDENDUM.  The Option shall be subject to any special provisions set forth in the Addendum for the Participant’s country of residence, if any. If the Participant relocates to one of the countries included in the Addendum during the life of the Option, the special provisions for such country shall apply to the Participant, to the extent the Company determines that the application of such provisions is necessary or advisable under the laws of the country in which the Participant resides pertaining to the issuance or sale of Shares or to facilitate the administration of the Plan.  The Addendum constitutes part of this Agreement.

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22.          IMPOSITION OF OTHER REQUIREMENTS.  The Company reserves the right to impose other requirements on the Option and the Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Participant resides pertaining to the issuance or sale of Shares or to facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23.          NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares.  The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

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EMPLOYEE

Addendum to Global Stock Option Agreement

ADDENDUM TO THE

GLOBAL STOCK OPTION AGREEMENT

UNDER THE SPLUNK INC.

2003 EQUITY INCENTIVE PLAN

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Option granted to the Participant under the Splunk Inc. (the “Company”) 2003 Equity Incentive Plan (the “Plan”) if the Participant resides in one of the countries listed below.  Capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan, the Notice of Global Stock Option Grant (the “Notice”) and/or the Global Stock Option Agreement (the “Agreement”).

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2011.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Participant not rely on the information in this Addendum as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the Option vests, the Participant exercises his or her Option, or the Participant sells the Shares purchased upon exercise of the Option under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result.

Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers after the Date of Grant or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Participant and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Participant.

AUSTRALIA

Terms and Conditions

Exercise.  This provision supplements Section 5 of the Agreement:

The Participant may not vest in nor exercise the Option unless and until the later of (a) the time the Option would vest under the Vesting Schedule, or (b) a time when the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or national securities market and are no longer subject to a lock-up restricting the Participant’s sale or disposal of the Shares (the “Liquidity Event”).  Should the Option not first vest and become exercisable until the Liquidity Event occurs, then as of the date of the

Liquidity Event, the Participant shall receive vesting credit for any dates under the Vesting Schedule that preceded such event.  Moreover, in no event may the Participant exercise his or her Vested Shares unless and until (i) the Fair Market Value per Share on the date of exercise equals or exceeds the Exercise Price for the Option.

Lastly, the Option Expiration Date of Option shall be a date which is no greater than seven (7) years from the Date of Grant.  Accordingly, notwithstanding the Grant Notice and Section 2.3 of the Agreement, the Option may not be exercised after the expiration of seven (7) years from the Date of Grant.

CHINA

Terms and Conditions

Exercise.  This provision supplements Section 5 of the Agreement:

If Participant is a national of the People’s Republic of China, the Participant may not vest in nor exercise the Option unless and until the later of (a) the time the Option would vest under the Vesting Schedule, or (b) a time when the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or national securities market, are no longer subject to a lock-up restricting the Participant’s sale or disposal of the Shares and the Company has obtained approval from the State Administration of Foreign Exchange (the “SAFE Approval”).  Should the Option not first vest and become exercisable until the SAFE Approval occurs, then as of the date of the SAFE approval, the Participant shall receive vesting credit for any dates under the Vesting Schedule that preceded such event.  The Participant further agrees to abide by any restrictions or conditions imposed on the Option or the shares issued upon the exercise of the Option.

FRANCE

Terms and Conditions

Language Consent.  By accepting the grant, the Participant confirms having read and understood the Plan and Agreement which were provided in the English language.  The Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.  En acceptant l’attribution, le Participant confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Exchange Control Notification.  The Participant may hold Shares obtained under the Plan outside of France provided that the Participant declares all foreign accounts whether open, current, or closed on his or her annual income tax return.

GERMANY

Notifications

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank on Form Z10.  No report is required for payments less than €12,500.

HONG KONG

Terms and Conditions

Securities Law Compliance.  To facilitate compliance with securities laws in Hong Kong, the Participant agrees not to sell the Shares issued upon exercise of the Options within six (6) months from the Date of Grant.

Notifications

Securities Law Notification.  WARNING:  This offer of Options and the Shares to be issued upon exercise of the Options do not constitute a public offer of securities.  The offer is available only to employees of the Company or a Subsidiary or Parent of the Company or under a small offering exemption to 50 or fewer offerees in Hong Kong over a 12-month period.  The contents of the Agreement, including this Addendum, and the Plan have not been reviewed by any regulatory authority in Hong Kong.  Participant is advised to exercise caution in relation to the offer.  If the Participant has any doubt about any of the contents of the Agreement, this Addendum, or the Plan, the Participant should obtain independent professional advice.

Nature of Scheme.  The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).  Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, then Participant’s grant shall be void.

ITALY

Terms and Conditions

Manner of Exercise.  This provision supplements Section 5 of the Agreement:

Unless otherwise provided by the Committee, notwithstanding anything in Section 5 of the Plan or Sections 2 or 5 of the Agreement to the contrary, the Participants in Italy may not exercise their vested Options unless and until there is a public market for the Company’s Shares, either as a result of their registration under the U.S. Exchange Act of 1934, as amended, or quotation on a recognized national securities exchange or if a successor or acquiring company converts awards to rights over its shares and such shares are publicly traded.

Further, notwithstanding anything in the Agreement to the contrary, the Participant must exercise the Option using the same day sale method (as described in Section 7.1(e)(i) of the Plan) pursuant to which all Shares subject to the exercised Option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Participant in accordance with any applicable exchange control laws and regulations.  The Participant acknowledges that the Company’s designated broker or transfer agent is under no obligation to arrange for the sale of the Shares at any particular price.

To the extent that regulatory requirements change, the Company reserves the right to permit exercises through any of the means set forth in the Agreement or the Plan.

Data Privacy.  This provision replaces Section 8 of the Agreement:

The Participant understands that the Employer, the Company and any subsidiary as a data processor of the Company may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any subsidiary, details of all Options, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), and that the Company and the Employer will process said data and other data lawfully received from third party for the exclusive purpose of implementing, managing and administering the Plan and complying with applicable laws, regulations and community legislation.

The Participant also understands that providing the Company with Data is mandatory for compliance with laws and is necessary for the performance of the Plan and that the Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.  The Controller of personal data processing is Splunk Inc., with registered offices at 250 Brannan Street, 2nd Floor, San Francisco, California 94107 U.S.A. and, pursuant to Legislative Decree no. 196/2003, its Representative in Italy for privacy purposes is [insert name of Italian entity] S.r.l., with its registered offices at [insert address of Italian entity].

The Participant understands that Data will not be publicized, but it may be accessible by the Employer as the data processor of the Company and within the Employer’s organization by its internal and external personnel in charge of processing.  Furthermore, Data may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  The Participant understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company, and also to the legitimate addresses under applicable laws.  The Participant further understands that the Company and/or any Subsidiary or Parent will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Participant’s participation in the Plan, and that the Company and/or any Subsidiary or Parent may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Participant may elect to deposit any Shares acquired at exercise of the Option.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Participant’s participation in the Plan.  The Participant understand that these recipients may be acting as controllers, processors, or persons in charge of processing, as the case may be, according to applicable privacy laws, and that they may be located in or outside the European Economic Area, such as in Japan or the United States or elsewhere, in countries that do not provide an adequate level of data protection as intended under Italian privacy law.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations,

does not require the Participant’s consent thereto, as the processing is necessary to performance of law and contractual obligations related to implementation, administration, and management of the Plan.  The Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, the Participant has the right at any moment to, including but not limited to, obtain confirmation that Data exist or not, access, verify their content, origin and accuracy, delete, update, integrate,  correct, block or terminate, for legitimate reason, the Data processing.  To exercise privacy rights the Participant should address the Employer.

Furthermore, the Participant is aware that Data will not be used for direct-marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s local human resources representative.

Plan Document Acknowledgement.  In accepting the Option, the Participant acknowledges that he or she has received a copy of the Plan, has reviewed the Plan and the Agreement, including this Addendum, in their entirety and fully understand and accept all provisions of the Plan, the Agreement, and this Addendum.

The Participant further acknowledges that he or she has read and specifically and expressly approves the following clauses in the Agreement: Section 2: Vesting and Exercise; Section 3: Termination; Section 4 Nature of Grant; Section 5: Manner of Exercise; Section 7: Compliance with Laws and Regulations; Section 9: NonTransferability of Option; Section 10: Company’s Right of First Refusal; Section 21: Addendum; and the Data Privacy provision in this Addendum.

Notifications

Exchange Control Information.  The Participant is required to report the following on his or her annual tax return: (1) any transfers of cash or Shares to or from Italy exceeding €10,000, (2) any foreign investments or investments held outside of Italy at the end of the calendar year exceeding €10,000 if such investments (e.g., vested Options, Shares, or cash) may result in income taxable in Italy (this will include reporting any Vested Shares if their intrinsic value (i.e., the difference between the fair market value of the Shares underlying the Vested Shares at the end of the year and the Exercise Price) combined with other foreign assets exceed €10,000), and (3) the amount of the transfers to and from abroad which have had an impact during the calendar year on the Participant’s foreign investments or investments held outside of Italy.  Under certain circumstances, the Participant may be exempt from the requirement under (1) above if the transfer or investment is made through an authorized broker resident in Italy.

MEXICO

Terms and Conditions

Acknowledgements.  This provision supplements Section 4 of the Agreement:

By accepting the Option, the Participant acknowledges that he or she has received a copy of the Plan and the Agreement, including this Addendum, which he or she has reviewed.  The Participant further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Addendum.  The Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” Section of the Agreement, which clearly provide as follows:

(1)           The Participant’s participation in the Plan does not constitute an acquired right;

(2)           The Plan and the Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)           The Participant’s participation in the Plan is voluntary; and

(4)           The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired upon exercise of the Option.

Labor Law Acknowledgement and Policy Statement.  By accepting the Option, the Participant acknowledges that Splunk Inc., with registered offices at 250 Brannan Street, 2nd Floor, San Francisco, California 94107 U.S.A., is solely responsible for the administration of the Plan.  The Participant further acknowledges that his or her participation in the Plan, the grant of the Option and any acquisition of Shares under the Plan do not constitute an employment relationship between the Participant and the Company because the Participant is participating in the Plan on a wholly commercial basis.  Based on the foregoing, the Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Participant and the Employer, and do not form part of the employment conditions and/or benefits provided by the Company or any Parent or Subsidiary, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

The Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Participant’s participation in the Plan at any time, without any liability to the Participant.

Finally, the Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

Términos y Condiciones

Reconocimientos.  Esta disposición suplementa la Sección 4 del Contrato:

Al aceptar la Opción, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo.  El Partícipe también reconoce que ha leído la Sección del Contrato intitulada “Reconocimientos” y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

(1)           La participación del Partícipe en el Plan no constituye un derecho adquirido;

(2)           El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

(3)           La participación del Partícipe en el Plan es voluntaria; y

(4)           La Compañía y sus Subsidiarias no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la Opción.

Reconocimiento de Ley Laboral y Declaración de Política.  Al aceptar la Opción, el Partícipe reconoce que Splunk Inc., con oficinas registradas en 250 Brannan Street, 2nd Floor, San Francisco, California 94107, EE.UU., es únicamente responsable por la administración del Plan.  Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de la Opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen una relación laboral entre el Partícipe y la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial.  Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y el Patrón y no forman parte de las condiciones de trabajo y/o prestaciones otorgadas por la Compañía o cualquier Matriz o Subsidiaria de la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones de empleo del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, sus Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

THE NETHERLANDS

Notifications

Securities Law Information.  The Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued upon exercise of the Option.  In particular, the Participant may be prohibited from effectuating certain transactions if the Participant has inside information about the Company.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands.  “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities issued by such company, which has not been made public and which, if published, would reasonably be expected to affect the share price, regardless of the development of the price. The insider could be any employee of a Subsidiary or Parent in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain employees working for the Company or for any Subsidiary or Parent in the Netherlands may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when the Participant has such inside information.

If the Participant is uncertain whether the insider-trading rules apply to the Participant, he or she should consult the Participant’s personal legal advisor.

SINGAPORE

Notifications

Securities Law Information.  The Option is being granted to Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  The Participant should note that such Option grant is subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Option unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation.  If the Participant is a director, associate director or shadow director of a Singaporean Subsidiary or Parent, the Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singaporean Subsidiary or Parent in writing when the Participant receives an interest (e.g., Option, Shares) in the Company or a Subsidiary or Parent.  In addition, the Participant must notify the Singaporean Subsidiary or Parent when he or she sells any Shares (including when the Participant sells the Shares acquired under the Plan).  These notifications must be made within two (2) days of acquiring or disposing of any interest in the Company or any Subsidiary or Parent.  In addition, a notification must be made of the Participant’s interests in the Company or any Subsidiary or Parent within two (2) days of becoming a director.

SWEDEN

There are no country-specific provisions.

UNITED KINGDOM

Terms and Conditions

Section 431 Election.  As a condition of participation in the Plan and the exercise of the Option, the Participant agrees that, jointly with the Employer, he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time.  This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only).  The Participant must enter into the form of election, which will be provided by the Company, concurrent with the execution of the Option Agreement.

Joint Election for Transfer of Liability for Employer National Insurance Contributions.  As a condition of participation in the Plan and the exercise of the Option at a time when the Company’s Shares are considered readily convertible assets under U.K. law, the Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (the “Employer NICs”) that may be payable by the Company, the Employer, a Parent or a Subsidiary in connection with the Option and any event giving rise to Tax-Related Items.  Without prejudice to the foregoing, the Participant agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election.  The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company, the Employer, a Parent or a Subsidiary.  The Participant

further agrees that the Company, the Employer, a Parent or a Subsidiary may collect the Employer NICs from the Participant by any of the means set forth in Section 5.4 of the Agreement.

If the Participant does not enter into a Joint Election prior to the exercise of the Option, he or she will not be entitled to exercise the Option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Participant under the Plan, without any liability to the Company, the Employer, a Parent or a Subsidiary.

Responsibility for Taxes.  This provision supplements Section 5.4 of the Agreement and applies if the Company’s Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of tax is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the ITEPA 2003, the amount of any uncollected tax will constitute a loan owed by the Participant to the Employer, effective on the Due Date.  The Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 5.4 of the Agreement.  Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the Participant will not be eligible for such a loan to cover the taxes due.  In the event that the Participant is a director or executive officer and tax is not collected from or paid by the Participant by the Due Date, the amount of any uncollected tax will constitute a benefit to the Participant on which additional income tax and National Insurance contributions will be payable.  The Participant will be responsible for reporting and paying any income tax and National Insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

In addition, the Participant agrees that the Company and/or the Employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Participant may have to recover any overpayment from the relevant tax authorities.

CONSULTANT

OPTION GRANT NO.

SPLUNK INC.

NOTICE OF GLOBAL STOCK OPTION GRANT

You (the “Participant”) are hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Splunk Inc. (the “Company”) pursuant to the Company’s 2003 Equity Incentive Plan, at the Exercise Price Per Share (defined below) that is no less than 100% of the fair market value of the Company’s shares on the Date of Grant (defined below),  as may be amended from time to time (the “Plan”), as described below.

Participant’s Name:

Number of Shares Subject to Option:

Exercise Price Per Share:	US$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:  Provided you continue to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested as to portions of the total “Number of Shares Subject to Option” set forth above as follows:

[INSERT VESTING SCHEDULE]

Exercise Schedule:                                         ☐  Same as Vesting Schedule                                   ☐  Early Exercise Permitted

Option Expiration Date:	The date ten (10) years after the Date of Grant, with earlier expiration in the event of Termination of service as provided in Section 3 of the Global Stock Option Agreement.

U.S. Tax Status of Option:	Nonqualified Stock Option (NQSO)

Additional Terms:  ☐ If this box is checked, the additional terms and conditions set forth on Attachment 1 hereto (which must be executed by the Company and the Participant) are applicable and are incorporated herein by reference.  (No document need be attached as Attachment 1 if the box is not checked.)

By their signatures below, the Company and the Participant agree that the Option is granted under and governed by this Notice and by the provisions of the Plan and the Global Stock Option Agreement, including any applicable country-specific terms in the Addendum thereto (together, the “Agreement”), attached hereto as Exhibit A.  The Plan and the Agreement are incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Agreement, as applicable.  The Participant acknowledges receipt of a copy of the Plan and the Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of its terms and conditions.  The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that the Participant should consult a tax adviser prior to such exercise or disposition.

SPLUNK INC.	PARTICIPANT

By:
Signature

Its:

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CONSULTANT

Attachment 2 to Notice of Global Stock Option Grant

SPLUNK INC.

2003 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

1.                                      GRANT OF OPTION.  Splunk Inc. (the “Company”) hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Global Stock Option Grant (the “Grant Notice”) (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Global Stock Option Agreement, including any applicable country-specific terms in the Addendum hereto (together, the “Agreement”), and the Company’s 2003 Equity Incentive Plan, as may be amended from time to time (the “Plan”).  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan, as may be amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

2.                                      VESTING AND EXERCISE.

2.1                               Vesting Period of Option.  This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice.  If application of the applicable vesting fraction causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares.  Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.”  Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.2                               Exercise Period of Option.  This Option will become exercisable during its term as to all Shares that are or become Vested Shares.  In addition, if the Exercise Schedule contained in the Grant Notice indicates that “Early Exercise” of this Option is permitted, this Option may be exercised as to all or a portion of the Shares, including Unvested Shares, at any time prior to the Participant’s Termination Date (any such exercise that includes Unvested Shares, an “Early Exercise”).  If the Participant elects to make an Early Exercise of this Option, the Company, or its assignee, shall have the option to repurchase the Participant’s Unvested Shares on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if the Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation the Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company or its Parent or Subsidiary with or without Cause (as defined in the Plan).  A partial Early Exercise of this Option shall be deemed to cover first all Vested Shares and then the earliest vesting installment of Unvested Shares.

2.3                               Expiration.  The Option shall expire on the Option Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3.                                      TERMINATION.

3.1                               Termination for Any Reason Except Death, Disability or Cause.  If the Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it is vested and would have been exercisable by the Participant on the Termination Date, may be exercised by the Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

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3.2                               Termination Because of Death or Disability.  If the Participant is Terminated because of death or Disability of the Participant (or the Participant dies within three (3) months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is vested and exercisable by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

3.3                               Termination for Cause.  If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date and the Participant must exercise such Participant’s Options, if at all, by no later than such Termination Date, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date; provided, however, that the Committee may elect waive or modify such conditions.

4.                                      NATURE OF GRANT.  In accepting the Option, the Participant acknowledges, understands and agrees that:

(a)                                  the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b)                                 the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c)                                  all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(d)                                 the Option grant and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary or Parent;

(e)                                  nothing in the Plan or this Agreement shall confer on the Participant any right to continue to provide services to the Company or any Parent or Subsidiary, or limit in any way the right of the Company or any Parent or Subsidiary to terminate the Participant’s engagement at any time, with or without Cause.

(f)                                    the Participant is voluntarily participating in the Plan;

(g)                                 the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(h)                                 if the underlying Shares do not increase in value, the Option will have no value;

(i)                                     if the Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and

(j)                                     if the Participant resides outside the U.S., no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Termination of the Participant’s services by the Company or any Subsidiary or Parent (for any reason whatsoever and whether or not in breach of any employment law in the country where the Participant resides, and whether

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or not later found to be invalid) and in consideration of the grant of the Option to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or any Subsidiary or Parent, waives his or her ability, if any, to bring any such claim, and releases the Company and any Subsidiary or Parent from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims.

5.                                      MANNER OF EXERCISE.

5.1                               Stock Option Exercise Agreement.  To exercise this Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement (with Notice of Exercise of Global Stock Option) in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) the Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

5.2                               Limitations on Exercise.  The Option may not be exercised unless such exercise is in compliance with all applicable federal, state, local or foreign securities laws, as they are in effect on the date of exercise.  The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

5.3                               Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased and any Tax-Related Items (as defined in Section 5.4 of the Agreement) in cash (by check), or where permitted by law:

(a)                                  by cancellation of indebtedness of the Company to the Participant;

(b)                                 by waiver of cash compensation due or accrued to the Participant for services rendered;

(c)                                  any other form of consideration approved by the Committee; or

(d)                                 by any combination of the foregoing.

5.4                               Tax Obligations.  Regardless of any action the Company or any Subsidiary or Parent takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or any Subsidiary or Parent.  The Participant further acknowledges that the Company and/or any Subsidiary or Parent (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to

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structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or any Subsidiary or Parent may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or any Subsidiary or Parent to satisfy all Tax-Related Items.  In this regard, the Participant authorizes the Company and/or any Subsidiary or Parent, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s cash compensation paid to the Participant by the Company and/or any Subsidiary or Parent; or (ii) withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or,  provided a public market for the Company’s Shares exists, through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization).

Finally, the Participant shall pay to the Company or any Subsidiary or Parent any amount of Tax-Related Items that the Company or any Subsidiary or Parent may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

5.5                               Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company and the Company is not otherwise prohibited by applicable securities or exchange control laws from issuing Shares, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

6.                                      COMPLIANCE WITH LAWS AND REGULATIONS.  The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto.  Any provision of this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto.  The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.  The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7.                                      DATA PRIVACY.  For the Participants outside the U.S., the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, any Subsidiary or Parent, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and any Subsidiary or Parent may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home

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address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Participant understands that Data may be transferred to stock plan service provider selected by the Company to assist with the implementation, administration and management of the Plan.  The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative.  The Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her contact at the Company or its Subsidiary.  The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her contact at the Company or its Subsidiary.

8.                                      NONTRANSFERABILITY OF OPTION.  The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative.  The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.  With respect to NQSOs granted to the Participants who reside in the U.S., the Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).

9.                                      COMPANY’S RIGHT OF FIRST REFUSAL.  Before any Vested Shares held by the Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”).  The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

10.                               U.S. TAX CONSEQUENCES.  Set forth below for U.S. taxpayers is a brief summary as of the Effective Date of the Plan of some of the U.S. federal and California state tax consequences of exercise of the Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

10.1                        Exercise of Nonqualified Stock Options.  There may be a regular U.S. federal and California state income tax liability upon the exercise of the Option.  The Participant will be treated

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as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Participant is a current or former employee of the Company, the Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

10.2                        Disposition of Shares.  If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

10.3                        Section 83(b) Election for Unvested Shares Purchased by Early Exercise.  For U.S. taxpayers, with respect to Unvested Shares which are subject to the Repurchase Option, unless an election is filed by the Participant with the U.S. Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

11.                               PRIVILEGES OF STOCK OWNERSHIP.  The Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant.

12.                               INTERPRETATION.  Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

13.                               ENTIRE AGREEMENT.  The Plan is incorporated herein by reference.  This Agreement, including any applicable country-specific addendum hereto, the corresponding Notice of Stock Option Grant and the Plan and the exhibits thereto constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

14.                               NOTICES.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  (i) at the time of personal delivery, if delivery is in person; (ii) one (1) U.S. business day after deposit with an express overnight courier for United States deliveries, or two (2) U.S. business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) U.S. business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

15.                               SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

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16.                               GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

17.                               ACCEPTANCE.  The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement.  The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.  The Participant acknowledges that there may be adverse tax consequences upon vesting and exercise of the Option or disposition of the Shares and that the Participant should consult a tax adviser prior to such vesting, exercise or disposition.

18.                               ELECTRONIC DELIVERY.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19.                               LANGUAGE.  If the Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

20.                               ADDENDUM.  The Option shall be subject to any special provisions set forth in the Addendum for the Participant’s country of residence, if any.  If the Participant relocates to one of the countries included in the Addendum during the life of the Option, the special provisions for such country shall apply to the Participant, to the extent the Company determines that the application of such provisions is necessary or advisable under the laws of the country in which the Participant resides pertaining to the issuance or sale of Shares or to facilitate the administration of the Plan.  The Addendum constitutes part of this Agreement.

21.                               IMPOSITION OF OTHER REQUIREMENTS.  The Company reserves the right to impose other requirements on the Option and the Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Participant resides pertaining to the issuance or sale of Shares or to facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

22.                               NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares.  The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

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CONSULTANT

Addendum to Global Stock Option Agreement

ADDENDUM TO THE

GLOBAL STOCK OPTION AGREEMENT

UNDER THE SPLUNK INC.

2003 EQUITY INCENTIVE PLAN

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Option granted to the Participant under the Splunk Inc. (the “Company”) 2003 Equity Incentive Plan (the “Plan”) if the Participant resides in one of the countries listed below.  Capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan, the Notice of Global Stock Option Grant (the “Notice”) and/or the Global Stock Option Agreement (the “Agreement”).

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2011.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Participant not rely on the information in this Addendum as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the Option vests, the Participant exercises his or her Option, or the Participant sells the Shares purchased upon exercise of the Option under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result.

Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers after the Date of Grant or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Participant and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Participant.

AUSTRALIA

Terms and Conditions

Exercise.  This provision supplements Section 5 of the Agreement:

The Participant may not vest in nor exercise the Option unless and until the later of (a) the time the Option would vest under the Vesting Schedule, or (b) a time when the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or national securities market and are no longer subject to a lock-up restricting the Participant’s sale or disposal of the Shares (the “Liquidity Event”).  Should the Option not first vest and become exercisable until the Liquidity Event occurs, then as of the date of the

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Liquidity Event, the Participant shall receive vesting credit for any dates under the Vesting Schedule that preceded such event.  Moreover, in no event may the Participant exercise his or her Vested Shares unless and until (i) the Fair Market Value per Share on the date of exercise equals or exceeds the Exercise Price for the Option.

Lastly, the Option Expiration Date of Option shall be a date which is no greater than seven (7) years from the Date of Grant.  Accordingly, notwithstanding the Grant Notice and Section 2.3 of the Agreement, the Option may not be exercised after the expiration of seven (7) years from the Date of Grant.

CHINA

Terms and Conditions

Exercise.  This provision supplements Section 5 of the Agreement:

If Participant is a national of the People’s Republic of China, the Participant may not vest in nor exercise the Option unless and until the later of (a) the time the Option would vest under the Vesting Schedule, or (b) a time when the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or national securities market, are no longer subject to a lock-up restricting the Participant’s sale or disposal of the Shares and the Company has obtained approval from the State Administration of Foreign Exchange (the “SAFE Approval”).  Should the Option not first vest and become exercisable until the SAFE Approval occurs, then as of the date of the SAFE approval, the Participant shall receive vesting credit for any dates under the Vesting Schedule that preceded such event.  The Participant further agrees to abide by any restrictions or conditions imposed on the Option or the shares issued upon the exercise of the Option.

FRANCE

Terms and Conditions

Language Consent.  By accepting the grant, the Participant confirms having read and understood the Plan and Agreement which were provided in the English language.  The Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.  En acceptant l’attribution, le Participant confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Exchange Control Notification.  The Participant may hold Shares obtained under the Plan outside of France provided that the Participant declares all foreign accounts whether open, current, or closed on his or her annual income tax return.

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GERMANY

Notifications

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank on Form Z10.  No report is required for payments less than €12,500.

HONG KONG

Terms and Conditions

Securities Law Compliance.  To facilitate compliance with securities laws in Hong Kong, the Participant agrees not to sell the Shares issued upon exercise of the Options within six (6) months from the Date of Grant.

Notifications

Securities Law Notification.  WARNING:  This offer of Options and the Shares to be issued upon exercise of the Options do not constitute a public offer of securities.  The offer is available only to employees of the Company or a Subsidiary or Parent of the Company or under a small offering exemption to 50 or fewer offerees in Hong Kong over a 12-month period.  The contents of the Agreement, including this Addendum, and the Plan have not been reviewed by any regulatory authority in Hong Kong.  Participant is advised to exercise caution in relation to the offer.  If the Participant has any doubt about any of the contents of the Agreement, this Addendum, or the Plan, the Participant should obtain independent professional advice.

Nature of Scheme.  The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).  Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, then Participant’s grant shall be void.

ITALY

Terms and Conditions

Exercise.  This provision supplements Section 5 of the Agreement:

Unless otherwise provided by the Committee, notwithstanding anything in Section 5 of the Plan or Sections 2 or 5 of the Agreement to the contrary, the Participants in Italy may not exercise his or her vested Options unless and until there is a public market for the Company’s Shares, either as a result of their registration under the U.S. Exchange Act of 1934, as amended, or quotation on a recognized national securities exchange or if a successor or acquiring company converts awards to rights over its shares and such shares are publicly traded.

Further, notwithstanding anything in the Agreement to the contrary, the Participant must exercise the Option using the same day sale method (as described in Section 7.1(e)(i) of the Plan) pursuant to which all Shares subject to the exercised Option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Participant in accordance with any applicable exchange control laws and regulations.  The Participant acknowledges that the Company’s designated broker or transfer agent is under no obligation to arrange for the sale of the Shares at any particular price. To the extent that regulatory requirements change, the

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Company reserves the right to permit exercises through any of the means set forth in the Agreement or the Plan.

Data Privacy.  This provision replaces Section 7 of the Agreement:

The Participant understands that any Subsidiary or Parent, the Company and any subsidiary as a data processor of the Company may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any subsidiary, details of all Options, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), and that the Company and any Subsidiary or Parent will process said data and other data lawfully received from third party for the exclusive purpose of implementing, managing and administering the Plan and complying with applicable laws, regulations and community legislation.

The Participant also understands that providing the Company with Data is mandatory for compliance with laws and is necessary for the performance of the Plan and that the Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.  The Controller of personal data processing is Splunk Inc., with registered offices at 250 Brannan Street, 2nd Floor, San Francisco, California 94107 U.S.A. and, pursuant to Legislative Decree no. 196/2003, its Representative in Italy for privacy purposes is [insert name of Italian entity] S.r.l., with its registered offices at [insert address of Italian entity].

The Participant understands that Data will not be publicized, but it may be accessible by any Subsidiary or Parent as the data processor of the Company and within any Subsidiary or Parent’s organization by its internal and external personnel in charge of processing.  Furthermore, Data may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  The Participant understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company, and also to the legitimate addresses under applicable laws.  The Participant further understands that the Company and/or any Subsidiary or Parent will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Participant’s participation in the Plan, and that the Company and/or any Subsidiary or Parent may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Participant may elect to deposit any Shares acquired at exercise of the Option.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Participant’s participation in the Plan.  The Participant understand that these recipients may be acting as controllers, processors, or persons in charge of processing, as the case may be, according to applicable privacy laws, and that they may be located in or outside the European Economic Area, such as in Japan or the United States or elsewhere, in countries that do not provide an adequate level of data protection as intended under Italian privacy law.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

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The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto, as the processing is necessary to performance of law and contractual obligations related to implementation, administration, and management of the Plan.  The Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, the Participant has the right at any moment to, including but not limited to, obtain confirmation that Data exist or not, access, verify their content, origin and accuracy, delete, update, integrate,  correct, block or terminate, for legitimate reason, the Data processing.  To exercise privacy rights the Participant should address any Subsidiary or Parent.

Furthermore, the Participant is aware that Data will not be used for direct-marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s local human resources representative.

Plan Document Acknowledgement.  In accepting the Option, the Participant acknowledges that he or she has received a copy of the Plan, has reviewed the Plan and the Agreement, including this Addendum, in their entirety and fully understand and accept all provisions of the Plan, the Agreement, and this Addendum.

The Participant further acknowledges that he or she has read and specifically and expressly approves the following clauses in the Agreement: Section 2: Vesting and Exercise; Section 3: Termination; Section 4 Nature of Grant; Section 5: Manner of Exercise; Section 6: Compliance with Laws and Regulations; Section 8: NonTransferability of Option; Section 9: Company’s Right of First Refusal; Section 20: Addendum; and the Data Privacy provision in this Addendum.

Notifications

Exchange Control Information.  The Participant is required to report the following on his or her annual tax return: (1) any transfers of cash or Shares to or from Italy exceeding €10,000, (2) any foreign investments or investments held outside of Italy at the end of the calendar year exceeding €10,000 if such investments (e.g., Options, Shares, or cash) may result in income taxable in Italy (this will include reporting any Vested Shares if their intrinsic value (i.e., the difference between the fair market value of the Shares underlying the Vested Shares at the end of the year and the Exercise Price) combined with other foreign assets exceed €10,000), and (3) the amount of the transfers to and from abroad which have had an impact during the calendar year on the Participant’s foreign investments or investments held outside of Italy.  Under certain circumstances, the Participant may be exempt from the requirement under (1) above if the transfer or investment is made through an authorized broker resident in Italy.

MEXICO

Terms and Conditions

Acknowledgements.  This provision supplements Section 4 of the Agreement:

By accepting the Option, the Participant acknowledges that he or she has received a copy of the Plan and the Agreement, including this Addendum, which he or she has reviewed.  The Participant further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Addendum.  The Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” Section of the Agreement, which clearly provide as follows:

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(1)                                  The Participant’s participation in the Plan does not constitute an acquired right;

(2)                                  The Plan and the Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)                                  The Participant’s participation in the Plan is voluntary; and

(4)                                  The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired upon exercise of the Option.

Service Acknowledgement and Policy Statement.  By accepting the Option, the Participant acknowledges that Splunk Inc., with registered offices at 250 Brannan Street, 2nd Floor, San Francisco, California 94107 U.S.A, is solely responsible for the administration of the Plan.  The Participant further acknowledges that his or her participation in the Plan, the grant of the Option and any acquisition of Shares under the Plan do not constitute a service contract and does not guarantee the Participant the right to continue his or her service with the Company or one of its Subsidiaries because Participant is participating in the Plan on a wholly commercial basis.  Based on the foregoing, the Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Company, and do not form part of any service contract between the Participant and the Company or any Parent or Subsidiary, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s service contract.

The Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Participant’s participation in the Plan at any time, without any liability to the Participant.

Finally, the Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

Términos y Condiciones

Reconocimientos.  Esta disposición suplementa la Sección 4 del Contrato:

Al aceptar la Opción, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo.  El Partícipe también reconoce que ha leído la Sección del Contrato intitulada “Reconocimientos” y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

(1)                               La participación del Partícipe en el Plan no constituye un derecho adquirido;

(2)                               El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

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(3)          La participación del Partícipe en el Plan es voluntaria; y

(4)                               La Compañía y sus Subsidiarias no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la Opción.

Reconocimiento de Servicio y Declaración de Política.  Al aceptar la Opción, el Partícipe reconoce que Splunk Inc., con oficinas registradas en 250 Brannan Street, 2nd Floor, San Francisco, California 94107, EE.UU., es únicamente responsable por la administración del Plan.  Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de la Opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de servicios y no garantizan el derecho del Partícipe de continuar prestando sus servicios a la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial.  Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y la Compañía y no forman parte de ningún contrato de servicios celebrado entre el Partícipe y la Compañía o cualquier Matriz o Subsidiaria de la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de servicios del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, sus Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

THE NETHERLANDS

Notifications

Securities Law Information.  The Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued upon exercise of the Option.  In particular, the Participant may be prohibited from effectuating certain transactions if the Participant has inside information about the Company.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands.  “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities issued by such company, which has not been made public and which, if published, would reasonably be expected to affect the share price, regardless of the development of the price. The insider could be any employee of a Subsidiary or Parent in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain employees working for the Company or for any Subsidiary or Parent in the Netherlands may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when the Participant has such inside information.

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If the Participant is uncertain whether the insider-trading rules apply to the Participant, he or she should consult the Participant’s personal legal advisor.

SINGAPORE

Notifications

Securities Law Information.  The Option is being granted to Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  The Participant should note that such Option grant is subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Option unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation.  If the Participant is a director, associate director or shadow director of a Singaporean Subsidiary or Parent, the Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singaporean Subsidiary or Parent in writing when the Participant receives an interest (e.g., Option, Shares) in the Company or a Subsidiary or Parent.  In addition, the Participant must notify the Singaporean Subsidiary or Parent when he or she sells any Shares (including when the Participant sells the Shares acquired under the Plan).  These notifications must be made within two (2) days of acquiring or disposing of any interest in the Company or any Subsidiary or Parent.  In addition, a notification must be made of the Participant’s interests in the Company or any Subsidiary or Parent within two (2) days of becoming a director.

SWEDEN

There are no country-specific provisions.

UNITED KINGDOM

Terms and Conditions

Section 431 Election.  As a condition of participation in the Plan and the exercise of the Option, the Participant agrees that, jointly with any Subsidiary or Parent, he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time.  This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only).  The Participant must enter into the form of election, which will be provided by the Company, concurrent with the execution of the Option Agreement.

Joint Election for Transfer of Liability for Employer National Insurance Contributions.  As a condition of participation in the Plan and the exercise of the Option at a time when the Company’s Shares are considered readily convertible assets under U.K. law, the Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (the “Employer NICs”) that may be payable by the Company, a Parent or a Subsidiary in connection with the Option and any event giving rise to Tax-Related Items.  Without prejudice to the foregoing, the Participant agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by

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Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election.  The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company, a Parent or a Subsidiary.  The Participant further agrees that the Company, a Parent or a Subsidiary may collect the Employer NICs from the Participant by any of the means set forth in Section 5.4 of the Agreement.

If the Participant does not enter into a Joint Election prior to the exercise of the Option, he or she will not be entitled to exercise the Option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Participant under the Plan, without any liability to the Company, a Parent or a Subsidiary.

Responsibility for Taxes.  This provision supplements Section 5.4 of the Agreement and applies if the Company’s Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of tax is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the ITEPA 2003, the amount of any uncollected tax will constitute a loan owed by the Participant to any Subsidiary or Parent, effective on the Due Date.  The Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or any Subsidiary or Parent may recover it at any time thereafter by any of the means referred to in Section 5.4 of the Agreement.  Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the Participant will not be eligible for such a loan to cover the taxes due.  In the event that the Participant is a director or executive officer and tax is not collected from or paid by the Participant by the Due Date, the amount of any uncollected tax will constitute a benefit to the Participant on which additional income tax and National Insurance contributions will be payable.  The Participant will be responsible for reporting and paying any income tax and National Insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

In addition, the Participant agrees that the Company and/or any Subsidiary or Parent may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Participant may have to recover any overpayment from the relevant tax authorities.

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